GENERAL AMERICAN INVESTORS COMPANY, INC.


                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000


                         A Closed-End Investment Company

                      listed on the New York Stock Exchange

                              450 Lexington Avenue

                              New York o N.Y. 10017

                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS

For the nine months ended September 30, 2000, the investment return to our stockholders was 18.5%, consisting of a 14.6% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 10.9% at year-end to 7.9% currently. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 1.4%. For the twelve months ended September 30, 2000, the return to stockholders was 47.6% and the return on the net asset value per Common Share was 46.8%; these compare to a return of 13.3% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2000, the net assets of the Company were $1,337,655,639. Net assets applicable to the Common Stock were $1,187,655,639, equal to $45.40 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2000 was $157,470,478. During this period, net realized gain on securities sold was $149,209,952, of which approximately $138,953,000 ($5.31 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $2,376,211. Net investment income for the nine months was $10,636,737.

During the nine months, 987,500 shares of the Company's Common Stock were repurchased for $38,865,898 at an average discount from net asset value of 8.7%. The value of our holdings has continued to appreciate meaningfully. The gains are particularly gratifying when compared to the general stock market. Continuing this recent performance may be difficult, however, as the pace of economic activity now seems less certain. Rising costs, including labor and energy, most visibly, are pressuring corporate profit margins. An increase in the price of fuel, of course, has the same adverse impact on consumer spending as a tax increase. Surprises in reported earnings, meanwhile, have become more frequent, and increasingly are negative rather than positive with predictably deleterious consequences for the underlying equities. In this environment, our shareholders should continue to be well served by our traditional investment approach and adequate cash reserves.

We are pleased to report that registered stockholders can now obtain information on their accounts at our transfer agent's website (www.chasemellon.com) in the section titled Investor ServiceDirect. After establishing a personal identification number and completing the log-on process, you can view the certificate history and payment history on your account. You can change your address of record and obtain a duplicate 1099. Market prices for General American's Common Stock, going back to 1990, are available. When you need information on shares registered in your name, we suggest that you try this convenient online service.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson

President and Chief Executive Officer

       STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $534,243,504)                                                          $1,135,995,226
   Corporate discount notes (cost $195,445,239)                                                  195,445,239
                                                                                                ------------
      Total investments (cost $729,688,743)                                                    1,331,440,465

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $1,587,579                   $ 1,691,089
   Receivable for securities sold                                           2,009,678
   Receivable from broker for proceeds on securities sold short            89,177,711
   Dividends, interest and other receivables                                2,176,636
   Prepaid expenses                                                         4,883,896
   Other                                                                      561,354            100,500,364
                                                                          -----------           ------------
TOTAL ASSETS                                                                                   1,431,940,829


LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         4,013,467
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $89,177,711) (note 1a)        83,087,294
   Accrued expenses and other liabilities                                   6,944,429
                                                                          -----------
TOTAL LIABILITIES                                                                                 94,285,190
                                                                                                ------------
NET ASSETS                                                                                    $1,337,655,639
                                                                                                ============
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share              $  150,000,000
                                                                                                ============
Net Assets applicable to Common Stock                                                         $1,187,655,639
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                $      45.40
                                                                                                ============

NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   7.20%  Tax-Advantaged Cumulative Preferred Stock, $1 par value (note 2)
      Authorized 10,000,000 shares; outstanding 6,000,000 shares          $ 6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding 26,160,529 shares
      (exclusive of 845,900 shares in Treasury)                            26,160,529
   Additional paid-in capital (note 2)                                    546,945,927
   Undistributed realized gain on securities sold                         149,395,072
   Undistributed net income                                                 9,651,972
   Unallocated distributions on Preferred Stock                            (8,340,000)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized
        appreciation of $628,435,331)                                     607,842,139
                                                                           -----------
TOTAL NET ASSETS                                                                             $1,337,655,639
                                                                                               ============

(see notes to financial statements)

    STATEMENT OF OPERATIONS Nine Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------

   Dividends                                                              $ 5,199,347
   Interest                                                                12,167,682           $ 17,367,029
                                                                          -----------
EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,620,202
   Administration and operations                                            2,146,981
   Office space and general                                                   387,143
   Transfer agent, custodian and registrar fees and expenses                  188,345
   Stockholders' meeting and reports                                          114,665
   Directors' fees and expenses                                               103,875
   Auditing and legal fees                                                     96,000
   Miscellaneous taxes (note 1c)                                               73,081              6,730,292
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                             10,636,737

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on investments:

      Long transactions                                                   149,468,761
      Short sale transactions (note 1b)                                      (258,809)
                                                                          -------------
   Net realized gain on investments (long-term, except for $38,929,464)   149,209,952
   Net decrease in unrealized appreciation                                 (2,376,211)
                                                                          -------------
NET GAIN ON INVESTMENTS                                                                          146,833,741
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $157,470,478
                                                                                                ============

(see notes to financial statements)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                          Sept. 30, 2000       December 31,
                                                                           (Unaudited)              1999
                                                                         --------------         ------------
OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                  $10,636,737           $ 11,168,875
   Net realized gain on investments                                       149,209,952            129,187,204
   Net increase (decrease) in unrealized appreciation                      (2,376,211)           164,358,438
                                                                          -----------           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          157,470,478            304,714,517
                                                                          -----------           ------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS

------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                           --                (1,716,000)
   From long-term capital gain                                                  --                (9,084,000)
   Unallocated distributions on Preferred Stock                            (8,100,000)                --
                                                                          -----------            ------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                        (8,100,000)           (10,800,000)
                                                                          -----------            ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS

------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (8,635,960)           (17,730,368)
   From long-term capital gain                                            (42,918,106)           (93,854,267)
                                                                          -----------            ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                          (51,554,066)          (111,584,635)
                                                                          -----------            ------------
CAPITAL SHARE TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)          34,186,001             73,742,396
   Cost of Common Shares purchased (note 2)                               (38,865,898)           (30,486,251)
                                                                          -----------            ------------
INCREASE  (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                 (4,679,897)             43,256,145
                                                                          -----------            ------------
NET INCREASE IN NET ASSETS                                                 93,136,515            225,586,027
NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,244,519,124          1,018,933,097
                                                                        -------------          -------------
END OF PERIOD (including undistributed net income of $9,651,972 and distributions in excess
       of net income of $1,047,502, respectively)                      $1,337,655,639         $1,244,519,124

                                                                       ==============         ==============

(see notes to financial statements)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           General American Investors

   The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2000 and for each year in the five-year period ended December 31, 1999. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                          Nine Months
                                             Ended                       Year Ended December 31,
                                        Sept. 30, 2000  -----------------------------------------------------
                                          (Unaudited)     1999       1998        1997        1996       1995
                                          ---------     -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period   $   41.74     $   34.87      $ 29.15    $ 25.24     $ 23.94    $  22.31
                                          ---------     ---------      -------    -------     -------    --------
      Net investment income                     .41           .45          .47        .21         .22         .08
      Net gain on securities -
        realized and unrealized                5.53         11.32         9.44       7.15        3.86        4.54
                                          ---------     ---------      -------    -------     -------    --------
   Total from investment operations            5.94         11.77         9.91       7.36        4.08        4.62
                                          ---------     ---------      -------    -------     -------    --------
   Less distributions on:
      Common Stock:
        Dividends from investment income       (.33)(a)     (.71)(b)      (.48)      (.26) (c)   (.20)       (.11) (d)
        Distributions from capital gains      (1.64)       (3.77)        (3.24)     (3.19)      (2.58)      (2.87)
        In excess of net income                --           --             --         --          --         (.01)
                                          ---------     ---------      -------    -------     -------    --------
                                              (1.97)       (4.48)        (3.72)     (3.45)      (2.78)      (2.99)
                                          ----------    ----------     --------   --------    --------   --------
      Preferred Stock:
        Dividends from investment income      --            (.07)(e)      (.03)      --          --          --
        Distributions from capital gains      --            (.35)         (.20)      --          --          --
        Unallocated                            (.31)        --            (.01)      --          --          --
                                          ----------    ----------     --------   -------     -------    --------
                                               (.31)         (.42)        (.24)      --          --          --
                                          ----------    ----------     --------   --------    --------   --------
   Total distributions                        (2.28)        (4.90)       (3.96)     (3.45)      (2.78)     (2.99)
                                          ----------    ----------     --------   --------    --------   --------

   Capital Stock transaction -
      effect of Preferred Stock offering      --            --            (.23)      --          --          --
                                          ---------     ---------      -------    -------     -------    --------
   Net asset value, end of period            $45.40        $41.74       $34.87     $29.15      $25.24      $23.94
                                          =========     =========      =======    =======     =======    ========

   Per share market value, end of period     $41.81        $37.19       $30.44     $26.19      $21.00      $20.00
                                          =========     =========      =======    =======     =======    ========
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    18.45%*       39.22%       31.31%     42.58%     19.48%       21.22%
RATIOS AND SUPPLEMENTAL DATA
   Total net assets,
   end of period (000's omitted)         $1,337,656    $1,244,519   $1,018,933   $702,597   $597,597   $  573,693

   Net assets attributable to Common Stock,
      end of period (000's omitted)      $1,187,656    $1,094,519   $  868,933   $702,597   $597,597   $  573,693
   Ratio of expenses to average net assets
      applicable to Common Stock                .60%*        1.01%         .95%       .98%      1.05%        1.25%
   Ratio of net income to average net assets
      applicable to Common Stock                .95%*        1.23%        1.50%       .80%       .88%         .36%
   Portfolio turnover rate                    37.28%*       33.68%       34.42%     32.45%     33.40%       29.14%
PREFERRED STOCK

   Liquidation value,
      end of period (000's omitted)       $ 150,000      $150,000      $150,000       --          --           --
   Asset coverage                               892%          830%          679%      --          --           --
   Liquidation preference per share       $   25.00    $   25.00         $25.00       --          --           --
   Market value per share                 $   23.50    $   21.75         $25.88       --          --           --


   (a) Represents short-term capital gain.
   (b) Includes short-term capital gain in the amount of $.29 per share.
   (c) Includes short-term capital gain in the amount of $.05 per share.
   (d) Includes short-term capital gain in the amount of $.03 per share.
   (e) Includes short-term capital gain in the amount of $.028 per share. *Not annualized

             STATEMENT OF INVESTMENTS September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                           General American Investors

                                                                                                     Value

      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
CHEMICAL (INCLUDING INSTRUMENTATION) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
      80,000    Union Carbide Corporation                               (COST $3,566,534)           $3,020,000
                                                                                                    ----------
COMMUNICATIONS AND INFORMATION SERVICES (6.3%)
------------------------------------------------------------------------------------------------------------------------------------
      75,000    Avanex Corporation (a)                                                               8,076,562
     175,000    Brooktrout, Inc. (a)                                                                 5,764,063
     640,000    Cisco Systems, Inc. (a)                                                             35,360,000
     520,000    Cox Communications, Inc. Class A (a)                                                19,890,000
     275,000    NTL Incorporated (a)                                                                12,735,937
     142,500    Wolters Kluwer NV-ADR                                                                2,892,750
                                                                                                    ----------
                                                                       (COST $22,195,090)           84,719,312
                                                                                                    ----------
COMPUTER SOFTWARE AND SYSTEMS (4.4%)
------------------------------------------------------------------------------------------------------------------------------------
     400,000    Allaire Corporation (a)                                                              3,400,000
     155,000    Manugistics Group, Inc. (a)                                                         15,209,375
     230,000    MetaCreations Corporation (a)                                                        2,587,500
     200,000    NCR Corporation (a)                                                                  7,537,500
     300,000    Parametric Technology Corporation (a)                                                3,281,250
      95,500    SPSS Inc. (a)                                                                        2,560,594
     257,000    S3 Incorporated (a)                                                                  2,650,312
     200,000    Smallworldwide plc (a)                                                               3,962,500
     275,000    Synopsys, Inc. (a)                                                                  10,415,625
     150,000    Wind River Systems, Inc. (a)                                                         7,190,625
                                                                                                    ----------
                                                                       (COST $40,909,052)           58,795,281
                                                                                                    ----------
CONSUMER PRODUCTS AND SERVICES (7.9%)
------------------------------------------------------------------------------------------------------------------------------------
   1,987,500    Buffets, Inc. (a)                                                                   27,328,125
     525,000    Coca-Cola Enterprises Inc.                                                           8,367,187
     275,000    Ethan Allen Interiors, Inc.                                                          7,785,937
   1,650,500    Ford Motor Company                                                                  42,087,750
      75,000    Keebler Foods Company                                                                3,150,000
     200,000    PepsiCo, Inc.                                                                        9,200,000
     200,000    Shaw Industries, Inc.                                                                3,700,000
      64,500    Spherion Corporation (a)                                                               769,969
     175,500    Visteon Corporation                                                                  2,654,438
                                                                                                    ----------
                                                                       (COST $80,339,170)          105,043,406
                                                                                                    ----------
ELECTRONICS (1.9%)
------------------------------------------------------------------------------------------------------------------------------------
     629,000    Molex Incorporated Class A                             (COST $13,216,267)           26,064,188
                                                                                                    ----------
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (0.5%)
------------------------------------------------------------------------------------------------------------------------------------
     413,000    Waste Management, Inc.                                  (COST $5,954,561)            7,201,688
                                                                                                    ----------
FINANCE AND INSURANCE (20.0%)
------------------------------------------------------------------------------------------------------------------------------------
     195,000    American International Group, Inc.                                                  18,659,062
     375,000    AmerUs Group Co.                                                                     9,656,250
     550,000    Annaly Mortgage Management, Inc.                                                     5,018,750
     600,000    Annuity and Life Re (Holdings), Ltd.                                                14,475,000
         315    Berkshire Hathaway Inc. Class A (a)                                                 20,286,000
      65,760    Central Securities Corporation                                                       2,367,360
     850,000    Everest Re Group, Ltd.                                                              42,075,000
     355,000    First Midwest Bancorp, Inc.                                                          9,451,875
     480,000    Golden West Financial Corporation                                                   25,740,000
     475,000    John Hancock Financial Services, Inc.                                               12,765,625
      45,000    M&T Bank Corporation                                                                22,950,000
     250,000    MetLife, Inc.                                                                        6,562,500
     325,000    National Commerce Bancorporation                                                     6,479,688
      82,000    Nvest Companies, L.P.                                                                3,228,750
     300,000    PartnerRe Ltd.                                                                      14,231,250
     350,000    Reinsurance Group of America, Incorporated                                          11,987,500
     235,000    SunTrust Banks, Inc.                                                                11,720,625
     200,000    Transatlantic Holdings, Inc.                                                        18,500,000
     151,000    XL Capital Ltd                                                                      11,174,000
                                                                                                    ----------
                                                                      (COST $121,561,876)          267,329,235
                                                                                                    ----------

--------------------------------------------------------------------------------
                           General American Investors


                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.4%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (11.5%)
------------------------------------------------------------------------------------------------------------------------------------
     120,000    Alkermes, Inc. (a)                                                                 $4,635,000
     300,000    GelTex Pharmaceuticals, Inc. (a)                                                   14,043,750
     365,000    IDEC Pharmaceuticals Corporation (a)                                               64,006,172
      77,500    Johnson & Johnson                                                                   7,280,156
     270,000    Magainin Pharmaceuticals Inc. (a)                                                     843,750
     189,000    MedImmune, Inc. (a)                                                                14,600,250
     180,000    OSI Pharmaceuticals, Inc. (a)                                                      12,600,000
     790,000    Pfizer Inc                                                                         35,485,195
                                                                                                   ----------
                                                                       (COST $24,253,707)         153,494,273
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)          15,025,625
                                                                                                   ----------

   HEALTH CARE SERVICES (0.8%)
------------------------------------------------------------------------------------------------------------------------------------
     317,000    BioReliance Corporation (a)                                                         4,755,000
     750,000    Covance Inc. (a)                                                                    6,140,625
      70,000    Huntingdon Life Sciences Group plc-ADR (a)                                            131,250
                                                                                                 ------------
                                                                        (COST $8,442,908)          11,026,875
                                                                                                 ------------
                                                                       (COST $33,559,229)         179,546,773
                                                                                                 ------------
MISCELLANEOUS (4.8%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $69,985,487)          64,125,319
                                                                                                 ------------
OIL & NATURAL GAS (INCLUDING SERVICES) (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Repsol, S.A.-ADR                                        (COST $8,236,884)         13,256,250
                                                                                                 ------------
RETAIL TRADE (14.4%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Costco Companies, Inc. (a)                                                        20,962,500
   2,145,000    The Home Depot, Inc. (b)                                                         113,550,938
   1,350,000    The TJX Companies, Inc.                                                           30,375,000
     570,000    Wal-Mart Stores, Inc.                                                             27,431,250
                                                                                                 ------------
                                                                       (COST $47,869,734)        192,319,688
                                                                                                 ------------
SEMICONDUCTORS (7.3%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Brooks Automation, Inc. (a)                                                        5,796,875
     425,000    Cirrus Logic, Inc. (a)                                                            17,132,812
      85,000    DuPont Photomasks, Inc. (a)                                                        4,993,750
     400,000    EMCORE Corporation (a)                                                            16,631,250
   2,150,000    IQE plc (a)                                                                       17,200,000
     500,000    Lam Research Corporation (a)                                                      10,468,750
     133,624    MIPS Technologies, Inc. Class B (a)                                                5,144,524
     230,000    Mitel Corporation (a)                                                              4,715,000
     200,000    PRI Automation, Inc. (a)                                                           3,650,000
     766,000    Uniroyal Technology Corporation (a)                                               11,490,000
                                                                                                 ------------
                                                                       (COST $57,281,522)         97,222,961
                                                                                                 ------------
SPECIAL HOLDINGS (a) (c) (NOTE 6) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
         (e)    Sequoia Capital IV                                                                    30,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                 3,003,000
                                                                                                 ------------
                                                                        (COST $3,992,654)          3,033,000 (d)
                                                                                                 ------------
TECHNOLOGY (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Thermo Electron Corporation (a)                         (COST $2,930,773)          4,550,000
                                                                                                 ------------
TRANSPORTATION  (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     800,000    AMR Corporation                                        (COST $19,172,141)         26,200,000
                                                                                                 ------------

UTILITIES  (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
     110,000    GPU, Inc.                                               (COST $3,472,530)          3,568,125
                                                                                                 ------------


TOTAL COMMON STOCKS (84.9%)                                           (COST $534,243,504)      1,135,995,226
                                                                                                 ------------

--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $43,500,000    Ford Motor Credit Company notes due 10/12-11/06/00; 6.47%-6.49%                   $42,933,931
  55,000,000    General Electric Capital Corp. notes due 10/5-10/17/00; 6.45%-6.53%                54,364,022
  56,100,000    General Motors Acceptance Corp. notes due 10/2-10/24/00; 6.47%-6.51%               55,439,969
  43,300,000    Sears Roebuck Acceptance Corp. notes due 10/23-10/31/00;  6.70%-6.75%              42,707,317
                                                                                                   ----------
                                                                    (COST $195,445,239)           195,445,239
    Cash, receivables and other assets, less liabilities                                            6,215,174
                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (15.1%)           (COST $201,660,413)           201,660,413
                                                                                                 ------------
NET ASSETS                                                          (COST $735,903,917)        $1,337,655,639
                                                                                                 ============

 (a)   Non-income producing security.
 (b)   1,300,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
 (c)   Restricted security.
 (d)   Fair value of each holding in the opinion of the Directors.
 (e)   A limited partnership interest.

------------------------------------------------------------------------------------------------------------------------------------




        STATEMENT OF SECURITIES SOLD SHORT September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      25,000    Aixtron AG                                                                           $3,110,750
      50,000    Applied Materials, Inc.                                                               2,965,625
      60,000    Asyst Technologies, Inc.                                                              1,215,000
     122,000    Atmel Corporation                                                                     1,852,875
     102,000    CNET Networks, Inc.                                                                   2,484,656
      35,000    Chartered Semiconductor Manufacturing Ltd- ADR                                        2,124,062
     128,800    The Dow Chemical Company                                                              3,211,950
     100,000    EMCORE Corporation                                                                    4,157,813
      25,000    Fisher Scientific International Inc.                                                    846,875
      50,000    INTERSHOP Communications AG                                                           3,287,500
     100,000    IDEC Pharmaceuticals Corporation                                                     17,535,938
     250,000    Lam Research Corporation                                                              5,234,375
      25,000    Manugistics Group, Inc.                                                               2,453,125
     131,250    MIPS Technologies, Inc. Class A                                                       6,037,500
     308,000    Molex Incorporated                                                                   16,766,750
     100,000    STMicroelectronics NV                                                                 4,762,500
      60,000    Symantec Corporation                                                                  2,640,000
     200,000    WPP Group plc                                                                         2,400,000
                                                                                                     ----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $89,177,711)            $83,087,294
                                                                                                     ==========

(see notes to financial statements)

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

On March 8, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

Transactions in Common Stock during the nine months ended September 30, 2000 and the year ended December 31, 1999 were as follows:

                                                    SHARES                      AMOUNT

                                              --------------------     -------------------------
                                                2000        1999           2000          1999
                                              ---------   --------     -----------   -----------
Shares issued in payment of dividends         928,652    2,231,251      $  928,652   $ 2,231,251
Increase in paid-in capital                                             33,257,349    71,511,145
                                                                       -----------   -----------
   Total increase                                                       34,186,001    73,742,396
                                                                       -----------   -----------

Shares purchased (at an average discount
   from net asset value of 8.7% and
   9.5%, respectively)                        987,500      928,593       (987,500)     (928,593)
Decrease in paid-in capital                                           (37,878,398)  (29,557,658)
                                                                       -----------   -----------
   Total decrease                                                     (38,865,898)  (30,486,251)
                                                                       -----------   -----------
Net increase (decrease)                                               ($4,679,897)  $43,256,145
                                                                       ===========   ===========

The cost of the 845,900 shares of Common Stock held in Treasury at September 30, 2000 amounted to $33,586,798.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the nine months ended September 30, 2000 to its officers amounted to $2,888,805. The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) for the nine months ended September 30, 2000 were as follows:

                                                     PURCHASES          SALES
                                                    -------------   -----------
Long transactions                                   $384,262,438   $399,757,055
Short sale transactions                               46,758,274    135,711,852
                                                    -------------   -----------
Total                                               $431,020,712   $535,468,907
                                                    =============  ============




At September 30, 2000, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

                             5. GENERAL INFORMATION

 Brokerage commissions during the nine months ended September 30, 2000 were $832,315.

                            6. RESTRICTED SECURITIES

                                                            DATE                          VALUE
                                                          ACQUIRED         COST         (NOTE 1a)
                                                        ------------   -----------    -----------
Sequoia Capital IV*                                        1/31/84     $   989,654     $   30,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000      3,003,000
                                                                       -----------    -----------
Total                                                                  $ 3,992,654     $3,033,000
                                                                       ===========    ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.

                          7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $221,200 for the nine months ended September 30, 2000. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2000 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2000 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

     MAJOR STOCK CHANGES* Three Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
                           General American Investors


                                                                        SHARES HELD
INCREASES                                              SHARES        SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
NEW POSITIONS

   Allaire Corporation                                 400,000            400,000
   GPU, Inc.                                           110,000            110,000
   IQE plc                                                --            2,150,000 (a)
   Keebler Foods Company                                75,000             75,000
   MIPS Technologies, Inc. Class B                      46,250            133,624 (b)
   National Commerce Bancorporation                    325,000 (c)        325,000
   Nvest Companies, L.P.                                82,000             82,000
   Parametric Technology Corporation                   300,000            300,000
   S3 Incorporated                                     257,000            257,000
   Shaw Industries, Inc.                               200,000            200,000
   Smallworldwide plc                                  200,000            200,000
   Union Carbide Corporation                            80,000             80,000
ADDITIONS

   Alkermes, Inc.                                       70,000            120,000
   Cirrus Logic, Inc.                                   50,000            425,000
   Coca-Cola Enterprises Inc.                           75,000            525,000
   Costco Companies, Inc.                              300,000            600,000
   Ford Motor Company                                  164,552          1,650,500 (d)
   PRI Automation, Inc.                                 65,000            200,000
   PartnerRe Ltd.                                       50,000            300,000
   Synopsys, Inc.                                       50,000            275,000


DECREASES

------------------------------------------------------------------------------------------------------------------------------------
ELIMINATIONS

   CCB Financial Corporation                           155,000 (c)            --
   ReliaStar Financial Corp.                           500,000                --
   Sabre Holdings Corporation                          505,000                --
   Saks Incorporated                                   700,000                --
   The ServiceMaster Company                           786,500                --
REDUCTIONS

   American International Group, Inc.                   10,000            195,000 (e)
   Covance Inc.                                         50,000            750,000
   DuPont Photomasks, Inc.                              35,000             85,000
   First Midwest Bancorp, Inc.                          20,000            355,000
   Huntingdon Life Sciences Group plc-ADR              139,800             70,000 (f)
   IDEC Pharmaceuticals Corporation                     10,000            365,000
   Manugistics Group, Inc.                              95,000            155,000
   Medtronic, Inc.                                      10,000            290,000
   Mitel Corporation                                    45,000            230,000
   OSI Pharmaceuticals, Inc.                            20,000            180,000
   Pfizer Inc                                           95,000            790,000
   Spherion Corporation (g)                            233,000             64,500
   Visteon Corporation                                  35,793            175,500

* Excludes transactions in Stocks - Miscellaneous - Other.

(a)    Shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(b)    Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(c)    325,000 shares of National Commerce Bancorporation were received in exchange for 155,000 shares of
       CCB Financial Corporation in conjunction with a merger.
(d)    1,485,948  shares of Ford Motor Company were received in exchange for 850,000 shares in conjunction with a recapitalization.
(e)   Includes shares received in conjunction with a stock split.
(f)   Includes share reduction in conjunction with a reverse stock split.
(g)   Formerly Interim Services Inc.

                                    DIRECTORS

--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman

                   Arthur G. Altschul, Jr.   John D. Gordan, III
                   Lewis B. Cullman          Bill Green
                   Spencer Davidson          Sidney R. Knafel
                   Gerald M. Edelman         Richard R. Pivirotto
                   Anthony M. Frank          Joseph T. Stewart, Jr.
                                Raymond S. Troubh

                      Arthur G. Altschul, Chairman Emeritus

                       William O. Baker, Director Emeritus

                      William T. Golden, Director Emeritus

                                    OFFICERS

--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES

--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder
 Services, L.L.C.
P.O. Box 3315, South Hackensack,
NJ 07606-1915
1-800-413-5499
www.chasemellon.com